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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest reported event): June 16, 2008




                          THOMAS PHARMACEUTICALS, LTD.
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             (Exact name of registrant as specified in its chapter)


 NEW JERSEY                         333-142104                   20-3954826
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 (State of                         (Commission                (I.R.S. Employer
organization)                      File Number)              Identification No.)


     750 HIGHWAY 34, MATAWAN, NJ                                     07747
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:               (732) 441-7700



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 16, 2008, Small Cap Advisors, Inc. ("Small Cap"), a wholly owned subsidiary of Thomas Pharmaceuticals, Ltd., entered into an Administrative Services Agreement with iVoice, Inc. ("iVoice") whereby iVoice agreed to provide accounting, personnel, sales and marketing services to Small Cap for a fee of Four Thousand Dollars ($4,000) per month. Should Small Cap be unable to pay iVoice the fees under this Administrative Services Agreement, iVoice has agreed that the unpaid fees would be added to the Secured Promissory Note dated the date thereof.

On June 16, 2008, Small Cap Advisors, Inc. ("Small Cap"), a wholly owned subsidiary of Thomas Pharmaceuticals, Ltd., borrowed Seventy-seven Thousand and Two Hundred and Fifty Dollars ($77,250) from iVoice, Inc. by executing a Secured Promissory Note (the "Note") and Security Agreement. The terms of the Note provide for interest to accrue at the rate of Prime plus one percent (1%) and the Note is secured with all of the assets of Small Cap. iVoice also received a funding fee of $2,250.



SECTION 3 - SECURITIES AND TRADING MARKETS
ITEM 3.03   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

[See Item 5.03]



SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On June 16, 2008, the State of New Jersey accepted an Amendment to the Certificate of Incorporation (the "Amendment") of Thomas Pharmaceuticals, Ltd. (the "Company") whereby the holders of the Company's Series B Secured Convertible Preferred Stock would be limited from converting these shares into Class A Common Stock pursuant to the Certificate of Incorporation to the extent that such conversion would cause the holders of the Series B Preferred Stock to hold more than 9.99% of the total Class A Common Stock at that time of conversion. Additionally the Amendment will limit the voting rights of the Series B Preferred Stock shareholders to no more than 9.99% of the total voting rights of the aggregate of the Series B Preferred Stock, Class A Common Stock and Class B Common Stock shareholders. Lastly, the Amendment revised the definition of the term "Conversion Price" to be used in calculating the number of Class A Common Stock shares to be issued upon the conversion of the Series B Preferred Stock to eighty percent (80%) of the lowest quoted bid price on the NASD OTC Bulletin Board (or any other securities exchange or trading market where the Class A Common Stock is listed or traded) for the thirty (30) trading days immediately preceding the Conversion Date.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            (d) EXHIBITS

3.1   Amendment to the Certificate of Incorporation dated June 16, 2008.
10.1 Administrative Services Agreement dated June 10, 2008 by and between Small Cap Advisors, Inc. and iVoice, Inc. filed herein.
10.2  Secured Promissory Note payable to iVoice, Inc. filed herein.
10.3 Security Agreement dated June 10, 2008 by and between Small Cap Advisors, Inc. and iVoice, Inc. filed herein.
10.4 Bill of Sale dated June 10, 2008 by and between Small Cap Advisors, Inc. and iVoice, Inc. filed herein.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



THOMAS PHARMACEUTICALS, LTD.



Date: June 23, 2008                    By: /s/ Mark Meller
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                                           Mark Meller
                                           President and Chief Executive Officer






















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                                INDEX OF EXHIBITS



3.1   Amendment to the Certificate of Incorporation dated June 16, 2008.

10.1 Administrative Services Agreement dated June 10, 2008 by and between Small Cap Advisors, Inc. and iVoice, Inc. filed herein.

10.2  Secured Promissory Note payable to iVoice, Inc. filed herein.

10.3 Security Agreement dated June 10, 2008 by and between Small Cap Advisors, Inc. and iVoice, Inc. filed herein.

10.4 Bill of Sale dated June 10, 2008 by and between Small Cap Advisors, Inc. and iVoice, Inc. filed herein.